SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 11, 2006

HOST HOTELS & RESORTS, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-25087	52-2095412
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6903 Rockledge Drive, Suite 1500 Bethesda, Maryland	20817
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (240) 744-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On October 11, 2006, our general partner, Host Hotels & Resorts, Inc. issued a press release announcing its financial results for the third quarter ended September 8, 2006. The press release included Host Hotels & Resorts, L.P.’s consolidated statements of operations for the quarters ended and year-to-date ended September 8, 2006 and September 9, 2005. A copy of the press release is furnished as Exhibit 99.1 to this Report.

The information in this Report, including the exhibit, is provided under Item 2.02 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section with the exception of the items detailed in the paragraph below. Furthermore, the information in this Report, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933 regardless of any general incorporation language in such filings, except as provided in the paragraph below.

The items listed below and contained in Exhibit 99.1 to this Form 8-K are deemed to be of significance to investors and are intended to be “filed” rather than “furnished” for the purposes of Section 18 of the Securities Exchange Act of 1934. Further these, and only these items, shall be deemed as incorporated by reference into the filings of the registrant under the Securities Act of 1933. These items are:

• Consolidated Statements of Operations of Host Hotels & Resorts, L.P.
Quarters Ended and Year-to-Date Ended September 8, 2006 and September 9, 2005 - pg. 20

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

See Item 2.02 above for information in the Exhibit deemed “Furnished or “Filed” as the case may be.

Exhibit No.	Description

99.1	Host Hotels & Resorts, Inc.’s earnings release for the third quarter of 2006.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOST HOTELS & RESORTS, L.P.

By: HOST HOTELS & RESORTS, INC. Its General Partner

Date: October 11, 2006	By:	/S/ LARRY K. HARVEY
	Name:	Larry K. Harvey
	Title:	Senior Vice President, Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Host Hotels & Resorts, Inc.’s earnings release for the third quarter of 2006.